--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) December 15, 2003

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as company under a Pooling and Servicing Agreement, dated as of September 1, 2003, providing for, inter alia,
the  issuance  of  Mortgage  Asset-Backed  Pass-Through   Certificates,   Series
2003-RS8)


Residential Asset Mortgage Products, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE                              333-110437               41-1955181
(State or Other Jurisdiction of    (Commission File         (I.R.S. Employer
Incorporation)                          Number)           Identification No.)

8400 Normandale Lake Blvd.                              55437
Suite 250                                             (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000


-------------------------------------------------------------------------------

Item 7.       Financial Statements Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

               1. Amendment No. 1 to the Pooling and Servicing Agreement, dated as of September 1, 2003 among Residential Asset Mortgage Products, Inc., as seller, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.


                                            By:   /s/ Michael Mead
                                            Name:  Michael Mead
                                            Title: Vice President

Dated: December 15, 2003

                                    EXHIBITS